BRADEN TECHNOLOGIES INC. A Nevada Corporation

March 15th, 2004

TO EACH OF THE SHAREHOLDERS OF
LINCOLN GOLD CORP., A NEVADA CORPORATION

Dear Sirs:

Re:	BRADEN TECHNOLOGIES INC. (the "Corporation")
-
Offer to Acquire All of the Issued and Outstanding Shares of LINCOLN GOLD CORP., a Nevada corporation (“Lincoln Gold”) pursuant to Regulation S and Rule 506 of Regulation D of the United States Securities Act of 1933 (the “Act”)

We write to set forth the offer of the Corporation (the “Offer”) to you to purchase all shares of the common stock of Lincoln Gold that are registered in your name (the “Lincoln Gold Shares”).

The Corporation is making concurrent offers to each of the shareholders of Lincoln Gold (together, the “Concurrent Offers”). The Corporation is making these Concurrent Offers pursuant to the exemptions from the prospectus and registration requirements provided by Regulation S and Rule 506 of Regulation D of the Act and the British Columbia Securities Act, where applicable. This offer is made to you outside of the United States pursuant to Regulation S of the Act based on your prior representation to Lincoln Gold that you are not a “U.S. Person”, as defined under Regulation S of the Act. If Concurrent Offers are accepted by all shareholders of Lincoln Gold, including yourself, and the acquisition is completed, then the Corporation will own all of the issued and outstanding shares of Lincoln Gold.

If the acquisition of all of the outstanding shares of Lincoln Gold is completed, the Corporation will issue an aggregate of 24,000,000 shares of its common stock to the existing shareholders of Lincoln Gold and will have a total of 35,400,000 shares of common stock outstanding. Accordingly, the existing shareholders of Lincoln Gold will own 67.8% of the outstanding shares of the Corporation. The Corporation’s assets and business operations are described in the Corporation’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 1, 2004. The Corporation is presently a reporting issuer under the Securities Exchange Act of 1934. You may review information regarding the business and financial condition of the Corporation, including the Corporation’s financial statements, on the web site of the Securities and Exchange Commission at www.sec.gov. You are advised to review this information and to discuss this Offer and the information regarding the Corporation with your professional advisors prior to acceptance of this Offer. It is also anticipated that each of Andrew F. B. Milligan and Paul F. Saxton, each of whom is a director of Lincoln Gold, will be appointed as a director of the Corporation upon completion of the acquisition of Lincoln Gold. It is anticipated that each of James Chapman and James Currie, each of whom is a shareholder of Lincoln Gold, will also be appointed as a director of the Corporation upon completion of the acquisition of Lincoln Gold.

This Offer is on the terms and is subject to the conditions set forth in this letter. If this Offer is acceptable, we ask that you accept this Offer by following the instructions in Section 5 of this Offer. This Offer is open for acceptance until 5:00 p.m. (Pacific Time) on the 25th day of March, 2004 (the “Expiry Time”), at which time this offer will terminate unless extended in writing. This Offer will lapse if not accepted by you by the Expiry Time.

The Offer is on the following terms and is subject to the following conditions:

1.            Offer to Purchase

The Corporation offers to purchase from you all of your Lincoln Gold Shares. Upon acceptance by you, this Offer will become a firm and binding agreement between the Corporation and you for the sale of your Lincoln Gold Shares to the Corporation on the terms and subject to the conditions of this Offer. The obligation of the Corporation to purchase your Lincoln Gold Shares is subject to acceptance by shareholders of Lincoln Gold

BRADEN TECHNOLOGIES INC.	-2-
Letter Agreement to Each of the
Shareholders of Lincoln Gold Corp.,

March 15th, 2004

representing all of the issued and outstanding shares of the common stock of Lincoln Gold pursuant to this Offer and the Concurrent Offers (the “Minimum Acceptance Requirement”).

2.           Issue of Corporation Shares

The Corporation will issue to you ten (10) shares of common stock of the Corporation (each a “Corporation Share” and together, the “Corporation Shares”) in consideration for each Lincoln Gold Share that you own on closing if you accept this Offer and conditions of closing described in Section 5 of this Offer are met. Delivery of share certificates representing the Corporation Shares will be in accordance with Section 5 of this Offer and will be conditional upon delivery by you of any share certificates representing your Lincoln Gold Shares that have been delivered to you by Lincoln Gold.

3.           Regulation S Agreements

You must not be a “U.S. Person” in order for you to accept this Offer as the Corporation Shares are being offered to you pursuant to Regulation S of the Act. A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

(1)	any natural person resident in the United States;
(2)	any partnership or corporation organized or incorporated under the laws of the United States;
(3)	any estate of which any executor or administrator is a U.S. person;
(4)	any trust of which any trustee is a U.S. person;
(5)	any agency or branch of a foreign entity located in the United States;
(6)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and
(7)	any partnership or corporation if:

(1) organized or incorporated under the laws of any foreign jurisdiction; and
(2)
formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

If you are a U.S Person, as defined above, then you are not eligible to accept this Offer and any acceptance by you will not obligate the Corporation to purchase your Lincoln Gold Shares.

By execution of the Offer, you will represent and warrant to the Corporation that you are not a “U.S. Person” and you will also agree with the Corporation as follows as a condition of the Corporation issuing the Corporation Shares to you:

(1)
You will resell the Corporation Shares only in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act;

(2)	You did not receive this Offer in the United States and did not accept this Offer in the United States;

(3)
The Corporation will refuse to register any transfer of the Corporation Shares not made in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration;

(4)	You will not engage in hedging transactions with respect to the Corporation Shares unless in compliance with the Act.

BRADEN TECHNOLOGIES INC.	-3-
Letter Agreement to Each of the
Shareholders of Lincoln Gold Corp.,

March 15th, 2004

You will acknowledge and agree by acceptance of this Offer that the Corporation Shares are “restricted securities” under the Act and that all certificates representing the Corporation Shares will be endorsed with the following legend in accordance with Regulation S of the Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”

THE SECURITIES MAY BE DISTRIBUTED TO INDIVIDUALS RESIDENT IN THE PROVINCE OF BRITISH COLUMBIA PURSUANT TO EXEMPTIONS FROM THE PROSPECTUS REQUIREMENTS OF THE BRITISH COLUMBIA SECURITIES ACT. THE CORPORATION IS NOT AND MAY NEVER BE A REPORTING ISSUER IN THE PROVINCE OF BRITISH COLUMBIA. THE COMMON SHARES OF THE CORPORATION MAY NOT BE RESOLD IN THE PROVINCE OF BRITISH COLUMBIA EXCEPT UNDER A PROSPECTUS OR STATUTORY EXEMPTION AVAILABLE ONLY IN SPECIFIC AND LIMITED CIRCUMSTANCES UNLESS AND UNTIL THE ISSUER BECOMES A REPORTING ISSUER IN THE PROVINCE OF BRITISH COLUMBIA, AND SUCH COMMON SHARES ARE HELD THEREAFTER FOR THE APPLICABLE HOLD PERIOD. THE CORPORATION HAS NO PLANS TO BECOME A REPORTING ISSUER IN THE PROVINCE OF BRITISH COLUMBIA.

4.            Additional Representations and Warranties

You will make the following representations and warranties to the Corporation by acceptance of this Offer that will be relied upon by the Corporation in purchasing your Lincoln Gold Shares:

(1)
The Lincoln Gold Shares are owned by you as the legal and beneficial owner with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever;

(2)	You have all necessary power and authority to deal with, transfer and sell Lincoln Gold Shares in accordance with this Agreement;

(3)
No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from you of any of Lincoln Gold Shares held by you;

(4)
The entering into of this agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any agreement, written or oral, to which you may be a party;

(5)	This agreement has been duly authorized, validly executed and delivered by you;

(6)	You have had full opportunity to review the Corporation’s filings with the United States Securities and Exchange Commission ("SEC”) and additional information regarding the business and

BRADEN TECHNOLOGIES INC.	-4-
Letter Agreement to Each of the
Shareholders of Lincoln Gold Corp.,

March 15th, 2004

financial condition of the Corporation with your legal, tax and financial advisors prior to acceptance of the Offer. You believe you have received all the information you consider necessary or appropriate for deciding whether to exchange your Lincoln Shares for the Corporation Shares. You further represent that you have had an opportunity to ask questions and receive answers from the directors and officers of the Corporation regarding the terms and conditions of the acquisition of Lincoln Gold by the Corporation and the business, properties, prospects and financial condition of the Corporation. You have had full opportunity to discuss this information with your legal and financial advisers prior to execution of this Agreement;

(7)
You hereby acknowledge that this Offer and the offering of Corporation Shares has not been reviewed by the SEC or the British Columbia Securities Commission and that the Corporation Shares will be issued by the Corporation pursuant to an exemption from registration provided by Regulation S pursuant to the United States Securities Act and the Securities Act of British Columbia;

(8)	You are not aware of any advertisement of the Corporation Shares;

(9)
You are acquiring the Corporation Shares subscribed to hereunder as principal for your own benefit and as an investment for your own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof, and you have no present intention of selling, granting any participation in, or otherwise distributing the same;

(10)
You do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any acquisition of the Corporation Shares;

(11)	You have full power and authority to accept this Offer which, when accepted, will constitute a valid and legally binding obligation, enforceable in accordance with its terms;

(12)	You can bear the economic risk of an investment in the Corporation Shares;

(13)
You have satisfied yourself as to the full observance of the laws of your jurisdiction in connection with the Offer, including (i) the legal requirements within your jurisdiction for the issuance of the Corporation Shares to you, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acceptance of this Offer by you;

(14)
You have such knowledge and experience in finance, securities, investments, including investment in non-listed and non registered securities, and other business matters so as to be able to protect your interests in connection with this transaction.

5.           Acceptance and Closing

The closing of the purchase and sale of your Lincoln Gold Shares (the “Closing”) will take place on the 26th day of March, 2004, subject to the satisfaction of the following conditions:

1.	the Corporation will have received acceptances of the Concurrent Offers representing the agreement of the shareholders of Lincoln Gold to sell all of the shares of Lincoln Gold to the Corporation;

2.
Lincoln Gold will have delivered to the Corporation the following financial statements, each in the form necessary to satisfy the Corporation’s disclosure obligations as a reporting issuer under the Securities Exchange Act of 1934 arising as a consequence of the acquisition by the Corporation of Lincoln Gold:

BRADEN TECHNOLOGIES INC.	-5-
Letter Agreement to Each of the
Shareholders of Lincoln Gold Corp.,

March 15th, 2004

(a)	Audited financial statements for the period ended December 31, 2003, including an audited balance sheet as at December 31, 2003.

In the event that the above conditions are not satisfied, then the Corporation will have no obligation to purchase your Lincoln Gold Shares and will have no liability or other obligation to you.

The Closing will be completed by the issue by the Corporation of the Corporation Shares in your name against delivery by you of certificates representing your Lincoln Gold Shares duly endorsed for transfer to the Corporation. You agree that the certificates representing the Corporation Shares may be delivered to you after Closing by no later than the 31st day of March, 2004 in order to facilitate printing of share certificates by the Corporation’s transfer agent.

If you wish to accept this Offer, then you must execute this Offer where indicated below and deliver the executed Offer together with any share certificates representing your Lincoln Gold Shares duly endorsed for transfer to the Corporation to us at our address as follows:

BRADEN TECHNOLOGIES INC.
Suite 306 – 1140 Homer Street
Vancouver, B.C., V6B 2X6
Attention: Mr. Peter Bell, President
Facsimile: 604-689-1722

Yours truly,

BRADEN TECHNOLOGIES INC.
by its authorized signatory:

Per:
Peter Bell
President

The undersigned shareholder of Lincoln Gold hereby (i) accepts the Offer of Braden Technologies Inc.; (ii) confirms the representation and warranties of the shareholder herein; and (iii) hereby sells, assigns and transfers to Braden Technologies Inc. the number of shares of the common stock of Lincoln Gold indicated below free and clear of all liens, charges and encumbrances in consideration for the issue of shares of the common stock of Braden Technologies Inc. on the terms and subject to the conditions of the Offer. The undersigned shareholder hereby irrevocably constitutes and appoints Peter Bell as the attorney of the shareholder to transfer all shares of Lincoln Gold in the name of the shareholder, with full power of substitution in the premises. The undersigned shareholder agrees that a faxed copy of the shareholder’s signature may be relied upon for acceptance by Braden Technologies Inc. and will be effective to bind the shareholder.

Date of Acceptance:

Signature of Lincoln Gold Shareholder:

Name of Lincoln Gold Shareholder:

Number of Shares of Lincoln Gold Held: